Virtus Alternative Income Solution Fund,

Virtus Alternative Inflation Solution Fund and

Virtus Alternative Total Solution Fund,

each a series of Virtus Alternative Solutions Trust

Supplement dated May 30, 2014 to the Summary and

Statutory Prospectuses dated April 22, 2014

Important Notice to Investors

The disclosure under “Portfolio Management” in each fund’s summary prospectus and in the summary section of each fund’s statutory prospectus is hereby revised by adding the following:

➢	Warun Kumar, Senior Managing Director and Portfolio Manager at Cliffwater, is a manager of the fund. Mr. Kumar has served as Portfolio Manager of the fund since May 2014.

The table under “Cliffwater” on page 39 of the fund’s statutory prospectus is hereby replaced with the following:

Virtus Alternative Income Solution Fund Virtus Alternative Inflation Solution Fund Virtus Alternative Total Solution Fund	Kathleen Barchick (since April 2014) Warun Kumar (since May 2014) Stephen Nesbitt (since April 2014) Amy Robinson (since April 2014) Daniel Stern (since April 2014)

Additionally, the following information is hereby added under the table:

Warun Kumar. Mr. Kumar is Portfolio Manager at Cliffwater (since May 2014). He is also a Senior Managing Director and a Portfolio Manager of alternative investments at Virtus Investment Partners, an affiliate of Cliffwater and VAIA (since May 2014). Before joining Virtus, Mr. Kumar was founder and managing partner of Varick Asset Management, an independent alternative manager focused on the development of innovative portfolio solutions and investment strategies for high net worth investors and institutional clients (2010 to 2014). Prior to forming Varick, Mr. Kumar was the U.S. head of Barclays Capital Fund Solutions, where he led the investment committee and managed business expansion throughout the Americas (2007 to 2010). Mr. Kumar’s investment management career began at Volaris Advisors, where he was a partner and headed the derivative advisory business. In addition to these roles, Mr. Kumar has held senior positions in the capital markets divisions of Lehman Brothers and Robertson Stephens, and was a founding partner of Sigma Advisors, an alternative investment advisory firm. Mr. Kumar began his financial services career in 1993 as a member of JP Morgan’s equity derivatives business.

Investors should retain this supplement with the

Prospectuses for future reference.

VAST 8034 PM Add (5/2014)